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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):       August 4, 2005
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                          DELPHI FINANCIAL GROUP, INC.
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             (Exact name of registrant as specified in its charter)


         Delaware                   001-11462                  13-3427277
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(State or other jurisdiction       (Commission                (IRS Employer
     of incorporation)             File Number)             Identification No.)


 1105 North Market Street, Suite 1230, P.O. Box 8985, Wilmington, DE   19899
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(Address of principal executive offices)                             (ZIP Code)


Registrant's telephone number, including area code   302-478-5142
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                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01.  Entry into a Material Definitive Contract

Effective August 4, 2005, the Compensation Committee of the Board of Directors of the Registrant's subsidiary, Reliance Standard Life Insurance Company ("RSL"), approved an amendment to the RSL 2005 management incentive compensation program, under which the cash bonus that Lawrence E. Daurelle, President and Chief Executive Officer of RSL, has the opportunity to earn was increased from 85% to 110% of his base salary. Such cash bonus is subject to the attainment by RSL of the specified operating income goal for the 2005 fiscal year and, if earned, is subject to a potential discretionary increase or reduction by 10%. If such goal is not attained, Mr. Daurelle, along with the other management participants, would be eligible to receive a cash bonus solely on a discretionary basis.


Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On August 4, 2005, Steven A. Hirsh, James M. Litvack and Robert F. Wright were elected to the Board of Directors (the "Board") of the Registrant for terms expiring at the Registrant's 2006 Annual Meeting of Stockholders. Messrs. Hirsh and Litvack have been appointed to serve as members of the Audit Committee of the Board, and Mr. Wright has been appointed to serve as a member of the Stock Option and Compensation Committee of the Board.


Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Effective August 4, 2005, the Registrant's Board of Directors amended Article III, Section 1 of the Amended and Restated By-Laws of Delphi Financial Group, Inc. to increase the maximum number of directors of the Registrant from nine to fourteen and to increase the minimum number of directors of the Registrant from two to five. Such amendment is included as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated by reference herein.


Item 9.01.  Financial Statements and Exhibits

(a)  Not applicable.
(b)  Not applicable.
(c)  Exhibits.

     Exhibit Number    Description of Exhibits
     --------------    -----------------------
           3.1         Amendment to the Amended and Restated By-Laws of Delphi
                       Financial Group, Inc. dated August 4, 2005


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

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                                             DELPHI FINANCIAL GROUP, INC.

                                             /s/ ROBERT ROSENKRANZ
                                             ---------------------------
                                             Robert Rosenkranz
                                             Chairman of the Board, President
                                             and Chief Executive Officer
                                             (Principal Executive Officer)


Date: August 10, 2005